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                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                         VARIABLE ANNUITY ACCOUNT FOUR

                  SUPPLEMENT TO THE ANCHOR ADVISOR PROSPECTUS
                               DATED MAY 1, 2000

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Effective July 5, 2000, the name of the Utility Portfolio managed by Federated
Investment Counseling was changed to the Telecom Utility Portfolio. The name change will not result in any modifications to the portfolio's principal investment goal or fundamental investment policies. All references in the Prospectus and the Statement of Additional Information to the Utility Portfolio shall be changed to the Telecom Utility Portfolio.

Date: July 5, 2000

               PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.